UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 600-7555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 25, 2024, Neuronetics, Inc. (the “Company”) entered into a Credit Agreement and Guaranty (as amended, the “Existing Credit Agreement”) with Perceptive Credit Holdings IV, LP (“Perceptive”), as administrative agent and a lender, and the other lenders party thereto. On November 5, 2026, the Company entered into Amendment No. 6 to Credit Agreement and Guaranty by and between the Company, as borrower, and Perceptive, in its capacities as administrative agent for the lender parties thereto and majority lender (the “Perceptive Sixth Amendment”). The Perceptive Sixth Amendment amends the Existing Credit Agreement to, among other things, modify certain revenue covenants, subject to the satisfaction of certain conditions, including, among other things, an optional prepayment in an amount equal to no less than $15,000,000, together with all accrued but unpaid interest and the applicable early prepayment fee, plus the applicable amendment fee and the lender parties’ other costs and expenses. If such conditions are not satisfied or waived on or before November 30, 2026, the Perceptive Sixth Amendment will automatically terminate.

The foregoing summary of the Perceptive Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Perceptive Sixth Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1◊	Amendment No. 6 to Credit Agreement and Guaranty, dated November 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

◊ Portions of this exhibit (indicated by asterisks) have been omitted pursuant to a request for confidential treatment. The Company will furnish copies of any such information to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.

Date: November 10, 2026	By:	/s/ Nir Naor
	Name:	Nir Naor
	Title:	Executive Vice President, Chief Financial Officer, Corporate Secretary, and Treasurer